Exhibit 10.1

U.S. $65,000,000

deCODE genetics, Inc.

3.50% SENIOR CONVERTIBLE NOTES DUE 2011

PURCHASE AGREEMENT

November 14, 2006

November 14, 2006

Lehman Brothers Inc.
As Representative of the several
   Initial Purchasers named in Schedule I attached hereto,
c/o Lehman Brothers Inc.
745 Seventh Avenue
New York, New York 10019

Dear Sirs and Mesdames:

deCODE genetics, Inc., a Delaware corporation (the “Company”), proposes to issue and sell to the several purchasers named in Schedule I hereto (the “Initial Purchasers”) $65,000,000 aggregate principal amount of its 3.50% Senior Convertible Notes due 2011 (the “Firm Securities”) to be issued pursuant to the provisions of an Indenture to be dated as of November 17, 2006 (the “Indenture”) between the Company and The Bank of New York as Trustee (the “Trustee”).  The Company also proposes to issue and sell to the several Initial Purchasers not more than an additional $15,000,000 aggregate principal amount of its 3.50% Senior Convertible Notes due 2011 (the “Additional Securities”), if and to the extent that you, as Lead Managers of the offering, shall have determined to exercise, on behalf of the Initial Purchasers, the right to purchase such 3.50% Senior Convertible Notes due 2011 granted to the Initial Purchasers in Section 2 hereof. The Firm Securities and the Additional Securities are hereinafter collectively referred to as the “Securities”.  The Securities will be convertible, on the terms and subject to the conditions set forth in the Indenture and the Securities, into shares of common stock, par value $0.001 per share, of the Company (the “Underlying Securities”).

The Securities and the Underlying Securities will be offered and sold to the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to an exemption from registration provided by Section 4(2) of the Securities Act, and you propose to offer and resell the Securities to qualified institutional buyers in compliance with the exemption from registration provided by Rule 144A under the Securities Act (the “Offering”).

The Initial Purchasers and their direct and indirect transferees will be entitled to the benefits of a Resale Registration Rights Agreement dated as of the Closing Date (as defined in Section 4 hereof) between the Company and the Initial Purchasers (the “Registration Rights Agreement”).

In connection with the sale of the Securities, the Company has prepared a preliminary offering memorandum (the “Preliminary Memorandum”), a pricing term sheet substantially in the form attached hereto as Schedule II (the “Pricing Term Sheet”) setting forth the terms of the Securities omitted from the Preliminary Memorandum and will prepare a final offering memorandum (the “Final Memorandum”) including or incorporating by reference a description of the terms of the Securities and the Underlying Securities, the terms of the offering and a description of the Company.  The Preliminary Memorandum, as supplemented and as amended as of the Applicable Time (as defined below), together with the Pricing Term Sheet and any of the documents listed on Schedule III hereto are collectively referred to as the “Pricing Disclosure Package”.  The Company hereby confirms that that it has authorized the use of the Pricing Disclosure Package and the Final Memorandum in connection with the offering and resale of the Securities by the Initial Purchasers. “Applicable Time” means 8.30 a.m. (New York City time) on the date of this Agreement.

Any reference to the Preliminary Memorandum, the Pricing Disclosure Package or the Final Memorandum shall be deemed to refer to and include the Company’s most recent Annual Report on Form 10-K and all subsequent documents filed with the U.S. Securities and Exchange Commission (the “Commission”) pursuant to Section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), on or prior to the date of the Preliminary Memorandum, the Pricing Disclosure Package or the Final Memorandum, as the case may be.  Any reference to the Preliminary Memorandum, Pricing Disclosure Package or the Final Memorandum, as the case may be, as amended or supplemented, as of any specified date, shall be deemed to include (i) any documents filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the date of the Preliminary Memorandum, Pricing Disclosure Package or the Final Memorandum, as the case may be, and prior to such specified date.  All documents filed under the Exchange Act and so deemed to be included in the Preliminary Memorandum, Pricing Disclosure Package or the Final Memorandum, as the case may be, or any amendment or supplement thereto are hereinafter called the “Exchange Act Reports”.  The Exchange Act Reports, when they were or are filed with the Commission, conformed or will conform in all material respects to the applicable requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder.

It is understood and acknowledged that upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Securities Act, the Securities (and all securities issued in exchange therefor or in substitution thereof) shall bear the following legend (along with such other legends as the Initial Purchasers and their counsel deem necessary):

‘‘THE NOTES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). NEITHER THIS NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE

SECURITIES ACT. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT (A) IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING ITS NOTE IN AN “OFFSHORE TRANSACTION” PURSUANT TO RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT PRIOR TO (X) THE DATE WHICH IS TWO YEARS (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144(k) UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THEREUNDER) AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF (OR OF ANY PREDECESSOR OF THIS NOTE) OR THE LAST DAY ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF THIS NOTE) AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW (THE “RESALE RESTRICTION TERMINATION DATE”), OFFER, SELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT THE COMPANY, THE TRUSTEE AND THE REGISTRAR SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER

PURSUANT TO CLAUSE (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/ OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE. AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION”, “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.”

1.     Representations and Warranties. The Company represents and warrants to and agrees with you that:

(a)   The Exchange Act Reports filed or to be filed pursuant to the Exchange Act and incorporated by reference in either of the Preliminary Memorandum, the Pricing Disclosure Package or the Final Memorandum complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder

(b)   The Pricing Disclosure Package did not, as of the Applicable Time, and will not, as of the Closing Date, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Pricing Disclosure Package in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Initial Purchasers specifically for inclusion therein (which information is set forth in Schedule IV hereto).

(c)   The Final Memorandum will not, as of its date and as of the Closing Date, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Final Memorandum in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Initial Purchasers specifically for inclusion therein (which information is set forth in Schedule IV hereto).

(d)   The Company has not made any offer to sell or solicitation of an offer to buy the Securities that would constitute a “free writing prospectus” (if the offering of the Securities was made pursuant to a registered offering under the Securities Act), as defined in Rule 405 under the Securities Act (a “Free Writing Offering Document”) without the prior consent of the Representatives; any such Free Writing Offering Document the use of which has been previously consented to by the Initial Purchasers is set forth substantially in form and substance as attached hereto on Schedule III.

(e)   The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in each of the Preliminary Memorandum, the Pricing Disclosure Package and the Final Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

(f)    Each subsidiary of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in each of the Preliminary Memorandum, the Pricing Disclosure Package and the Final Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; all of the issued shares of capital stock of each subsidiary of the Company have been duly authorized and validly issued, are fully paid and non-assessable and except as disclosed in each of the Preliminary Memorandum, the Pricing Disclosure Package and the Final Memorandum are owned directly by the Company, free and clear of all liens, encumbrances, equities or claims.

(g)   This Agreement has been duly authorized, executed and delivered by the Company.

(h)   The authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Pricing Disclosure Package and the Final Memorandum.

(i)    The outstanding shares of common stock of the Company have been duly authorized and are validly issued, fully paid and non-assessable.

(j)    The Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, will be valid and binding obligations of the Company, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors’ rights generally and equitable principles of general applicability, and will be entitled to the benefits of the Indenture and the Registration Rights Agreement pursuant to which such Securities are to be issued.

(k)   The Underlying Securities issuable upon conversion of the Securities have been duly authorized and reserved and, when issued upon conversion of the Securities in accordance with the terms of the Securities, will be validly issued, fully paid and non-assessable, and the issuance of the Underlying Securities will not be subject to any preemptive or similar rights.

(l)    Each of the Indenture and the Registration Rights Agreement has been duly authorized, and when executed and delivered by the Company and, in the case of the Registration Rights Agreement, when executed and delivered by the Initial Purchasers (assuming due authorization by the Initial Purchasers) and, in the case of the Indenture, when executed and delivered by the Trustee (assuming due authorization by the Trustee), will be a valid and binding agreement of, the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and equitable principles of general applicability and except as rights to indemnification and contribution under the Registration Rights Agreement may be limited under applicable law.

(m)  The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, the Indenture, the Registration Rights Agreement and the Securities will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the Indenture, the Registration Rights Agreement and the Securities, except (i) such as may be required by the securities or Blue Sky laws of the various states of the United States of America or by the securities laws of other applicable jurisdictions in connection with the offer and sale of the Securities and

(ii) by Federal and state securities laws with respect to the Company’s obligations under the Registration Rights Agreement.

(n)   There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Preliminary Memorandum or in any amendment thereof provided to prospective purchasers of the Securities.

(o)   There are no legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject other than proceedings accurately described in all material respects in each of the Preliminary Memorandum, the Pricing Disclosure Package and the Final Memorandum and proceedings that would not have a material adverse effect on the Company and its subsidiaries, taken as a whole, or on the power or ability of the Company to perform its obligations under this Agreement, the Indenture, the Registration Rights Agreement or the Securities or to consummate the transactions contemplated by each of the Preliminary Memorandum, the Pricing Disclosure Package and the Final Memorandum.

(p)   The Company is not, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in each of the Preliminary Memorandum, the Pricing Disclosure Package and the Final Memorandum will not be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940.

(q)   Neither the Company nor any affiliate (as defined in Rule 501(b) of Regulation D under the Securities Act, an “Affiliate”) of the Company has directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or will be integrated with the sale of the Securities in a manner that would require the registration under the Securities Act of the Securities or (ii) offered, solicited offers to buy or sold the Securities by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

(r)    Assuming the accuracy of the Initial Purchasers’ representations, warranties and covenants contained herein, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers in the manner contemplated by this Agreement to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended.

(s)   The Securities satisfy the requirements set forth in Rule 144A(d)(3) under the Securities Act.

(t)    The Company and its subsidiaries (i) are in compliance with any and all applicable Icelandic and United States federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

(u)   There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

(v)   The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in each of the Preliminary Memorandum, the Pricing Disclosure Package and the Final Memorandum or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries, in each case except as described in or contemplated by each of the Preliminary Memorandum, the Pricing Disclosure Package and the Final Memorandum.

(w)  The Company and its subsidiaries own or possess, or can acquire on reasonable terms, all material patents, patent rights, licenses,

inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names currently employed by them in connection with the business now operated by them, and, except as disclosed in each of the Preliminary Memorandum, the Pricing Disclosure Package and the Final Memorandum, neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in any material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole.  All patents, patent rights, licenses, inventions, copyrights, know how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names owned or possessed and currently employed by (i) the subsidiaries of Islensk erfdagreining ehf. (including Encode ehf.), and (ii) MediChem Life Sciences, Inc. (and its subsidiaries, (including Emerald BioStructures, Inc.) are not material to the Company and its subsidiaries, taken as a whole.

(x)    The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for; and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of the Company and its subsidiaries, taken as a whole, except as described in or contemplated by each of the Preliminary Memorandum, the Pricing Disclosure Package and the Final Memorandum.

(y)   The Company and its subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, except as described in or contemplated by each of the

Preliminary Memorandum, the Pricing Disclosure Package and the Final Memorandum.

(z)    The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management=s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(aa)   The Company and each of its subsidiaries is in compliance with the Foreign Corrupt Practices Act of 1977 (the “FCPA”) and the Company has no reason to believe that any of its officers, directors, employees or agents have violated the provisions of the FCPA.

(bb)   The operations of the Company are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened, except, in each case, as would not reasonably be expected to materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of the Company and its subsidiaries, taken as a whole.

(cc)   Neither the Company nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(dd)   The Company has not taken and will not take, directly or indirectly, any action designed to or that has constituted or that could reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the shares of the Securities.

(ee)   Except as described in the Pricing Disclosure Package and the Final Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), the Company has not sold, issued or distributed any shares of common stock during the six-month period preceding the date hereof, including any sales pursuant to Rule 144A under, or Regulation D or S of, the Securities Act, other than shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.

(ff)   Deloitte & Touche LLP, PricewaterhouseCoopers LLP and PricewaterhouseCoopers ehf, who have certified certain financial statements of the Company and its subsidiaries, are each independent public accountants with respect to the Company and its subsidiaries as required by the Securities Act.

Any certificate signed by any officer of the Company and delivered to the Initial Purchasers or counsel for the Initial Purchasers in connection with the offering of the Securities shall be deemed a representation and warranty by the Company, as to matters covered thereby, to the Initial Purchasers.

2.     Agreements to Sell and Purchase. The Company hereby agrees to sell to the several Initial Purchasers, and each Initial Purchaser, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from the Company the respective principal amount of Firm Securities set forth in Schedule I hereto opposite its name at a purchase price (the “Purchase Price”) of 66.75% of the principal amount thereof, plus accrued interest, if any, to the Closing Date (as defined in Section 4 hereof).

On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to sell to the Initial Purchasers the Additional Securities, and the Initial Purchasers shall have the right but not the obligation to purchase, severally and not jointly, up to $15,000,000 principal amount of Additional Securities at the Purchase Price plus accrued interest, if any, to the date of payment and delivery.  If you, on behalf of the Initial Purchasers, elect to exercise such option, you shall so notify the Company in writing not later than 30 days after the date of this Agreement, which notice shall specify the principal amount of Additional Securities to be purchased by the Initial Purchasers and the date on which such Additional Securities are to be purchased.  Each purchase date must be at least two business days after the written notice is given and may not be earlier than the closing date for the Firm Securities nor later than ten business days after the date of such notice.  On each day, if any, that Additional Securities are to be purchased (an “Option Closing Date”), each Initial Purchaser agrees, severally and not jointly, to purchase the principal amount of Additional Securities (subject to such adjustments to eliminate fractional Securities as you may determine) that bears the same proportion to the total principal amount of Additional Securities to be purchased on such Option Closing Date as the principal amount of Firm Securities set forth in Schedule I hereto opposite the name of such Initial Purchaser bears to the total principal amount of Firm Securities.

The Company hereby agrees that, without the prior written consent of Lehman Brothers Inc., on behalf of the Initial Purchasers, it will not, during the period ending 90 days after the date of the Final Memorandum, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of common stock or any securities convertible into or exercisable or exchangeable for common stock of the Company or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the common stock of the Company, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of common stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Securities to be sold hereunder or (B) transactions relating to shares of common stock of the Company or other securities acquired in open market transactions after the completion of the Offering or (C) the issuance by the Company of shares of its common stock to be used in the context of strategic investments or acquisitions for which the Initial Purchasers have previously been consulted or (D) (i) the issuance by the Company of shares of common stock upon the exercise of an option or a warrant or the conversion of a security outstanding on the date hereof; and (ii) the issuance by the Company of shares or options to purchase shares of common stock, and the issuance of shares upon the exercise of such options, that are eligible for issuance under the Company’s 1996, 2002 and 2006 Equity Incentive Plans, as amended, on the Closing Date (as defined in Section 4 hereof), or (E) the issuance by the Company of the Underlying Securities upon conversion of the Securities in accordance with the provisions of the Indenture. Notwithstanding the foregoing, Lehman Brothers Inc., on behalf of the Initial Purchasers, will not unreasonably withhold its consent to a waiver of the restrictions in the first sentence of this paragraph in the event that the Company is able to issue securities on commercially acceptable terms during such 90-day period. Nothing contained in this agreement shall be construed to prevent the Company from filing with the Commission a universal shelf registration statement on Form S-3 from the 30th day after the date of the Final Memorandum.

3.     Terms of Offering. The Company is advised by you that the Initial Purchasers propose to make an offering of the Securities purchased by the Initial Purchasers hereunder on the terms to be set forth in the Pricing Disclosure Package and the Final Memorandum, as soon as practicable after this Agreement is entered into as in your judgment is advisable.

4.     Payment and Delivery. Payment for the Firm Securities shall be made to the Company in Federal or other funds immediately available in New York City against delivery of such Firm Securities for the respective accounts of the several Initial Purchasers at 10:00 a.m., New York City time, on November 17, 2006 or at such other time on the same or such other date, not later than November 24, 2006, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the “Closing Date”.

Payment for any Additional Securities shall be made to the Company in Federal or other funds immediately available in New York City against delivery of such Additional Securities for the respective accounts of the several Initial Purchasers at 10:00 a.m., New York City time, on the date specified in the corresponding notice described in Section 2 or at such other time on the same or on such other date, in any event not later than December 26, 2006, as shall be designated in writing by you.

The Securities shall be in definitive form or global form, as specified by you and registered in such names and in such denominations as you shall request in writing not later than two full business days prior to the Closing Date or the applicable Option Closing Date, as the case may be. The Securities shall be delivered to you on the Closing Date or an Option Closing Date, as the case may be, for the respective accounts of the several Initial Purchasers, with any transfer taxes payable in connection with the transfer of the Securities to the Initial Purchasers duly paid, against payment of the Purchase Price therefor plus accrued interest, if any, to the date of payment and delivery.

5.     Conditions to the Initial Purchasers’ Obligations.  The several obligations of the Initial Purchasers to purchase and pay for the Securities on the Closing Date or any Option Closing Date are subject to the following conditions:

(a)   Subsequent to the execution and delivery of this Agreement and prior to the Closing Date or any Option Closing Date, as the case may be:

(i)    there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded to any of the Company’s securities by any “nationally recognized statistical rating organization”, as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and

(ii)   there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Preliminary Memorandum provided to prospective purchasers of the Securities that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to proceed with the completion of the sale and payment for the Securities on the terms and in the manner contemplated in the Pricing Disclosure Package and the Final Memorandum.

(b)   The Initial Purchasers shall have received on the Closing Date, or such Option Closing Date, as the case may be, a certificate, dated the Closing Date, or such Option Closing Date, as the case may be, and signed by an executive officer of the Company, to the effect set forth in Sections 5(a)(i) and 5(a)(ii) above and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date, or such Option Closing Date, as the case may be, and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date, or such Option Closing Date, as the case may be.

The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

(c)   The Initial Purchasers shall not have discovered and disclosed to the Company on or prior to the Closing Date that the Pricing Disclosure Package, the Final Offering Memorandum, any Free Writing Offering Document, or any amendment or supplement thereto, contains an untrue statement of a fact which, in the opinion of Davis Polk & Wardwell, counsel for the Initial Purchasers, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

(d)   All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Securities, the Pricing Disclosure Package, the Final Offering Memorandum, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Initial Purchasers, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(e)   The Initial Purchasers shall have received on the Closing Date, or such Option Closing Date, as the case may be, opinions of Stevens & Lee, P.C., U.S. counsel for the Company, dated the Closing Date, or such Option Closing Date, as the case may be, to the effect set forth in Exhibits A-1 and A-2 hereto.

(f)    The Initial Purchasers shall have received on the Closing Date, or such Option Closing Date, as the case may be, an opinion of Lögmenn Skolavordustig 12, Icelandic counsel for the Company, dated the Closing Date, or such Option Closing Date, as the case may be, to the effect set forth in Exhibit B hereto.

(g)   The Initial Purchasers shall have received on the Closing Date, or such Option Closing Date, as the case may be, an opinion of Hamilton Brook Smith & Reynolds, P.C., U.S. Intellectual Property counsel for the Company, dated the Closing Date, or such Option Closing Date, as the case may be, to the effect set forth in Exhibit C hereto.

(h)   The Initial Purchasers shall have received on the Closing Date, or such Option Closing Date, as the case may be, an opinion of Davis Polk & Wardwell, U.S. counsel for the Initial Purchasers, dated the Closing Date, or such Option Closing Date, as the case may be, to the effect set forth in Exhibit D hereto.

(i)    The Initial Purchasers shall have received, on each of the date hereof and the Closing Date, or such Option Closing Date, as the case may be, a letter dated the date hereof or the Closing Date, or such Option Closing Date, as the case may be, in form and substance satisfactory to the Initial Purchasers, from each of Deloitte & Touche LLP, PricewaterhouseCoopers LLP, and PricewaterhouseCoopers ehf, independent public accountants, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into each of the Preliminary Memorandum, the Pricing Disclosure Package and the Final Memorandum; provided that the letter delivered on the Closing Date shall use a “cut-off date” not earlier than the date hereof and any letter delivered on any Option Closing Date shall use a “cut-off date” not earlier than the first business day immediately preceding such Option Closing Date.

(j)    The “lock-up” agreements, each substantially in the form of Exhibit E hereto, between the Initial Purchasers and the directors and executive officers of the Company, in each case relating to sales and certain other dispositions of shares of common stock or certain other securities of the Company, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date.

(k)   The Initial Purchasers shall have received on the Closing Date an opinion of Marshall, Gerstein & Borun LLP. Intellectual Property counsel for the Company, dated the Closing Date to the effect set forth in Exhibit F hereto.

(l)    The Initial Purchasers shall have received on the Closing Date an opinion of Heslin Rothenberg Farley & Mesiti, P.C., Intellectual Property counsel for the Company, dated the Closing Date to the effect set forth in Exhibit G hereto.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance  reasonably satisfactory to counsel for the Initial Purchasers.

The several obligations of the Initial Purchasers to purchase Additional Securities hereunder are subject to the delivery to you on the applicable Option Closing Date of such documents as you may reasonably request with respect to the good standing of the Company, the due authorization execution and authentication of the Additional Securities to be sold on such Option Closing Date and other matters related to the execution and authentication of such Additional Securities.

6.     Covenants of the Company. In further consideration of the agreements of the Initial Purchasers herein contained, the Company covenants with each Initial Purchaser as follows:

(a)   To furnish to you in New York City, without charge, prior to 10:00 a.m. New York City time on the business day next succeeding the date of this Agreement and during the period mentioned in Section 6(c) below, as many copies of the Final Memorandum, any documents incorporated by reference therein and any supplements and amendments thereto as you may reasonably request.

(b)   Before amending or supplementing either the Preliminary Memorandum, the Pricing Disclosure Package or the Final Memorandum (other than by the filing with the Commission of a document incorporated therein by reference), to furnish to you a copy of each such proposed amendment or supplement and not to use any such proposed amendment or supplement to which you reasonably object.

(c)   If, during such period after the date hereof and prior to the date on which all of the Securities shall have been sold by the Initial Purchasers, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Pricing Disclosure Package or the Final Memorandum in order to make the statements therein, in the light of the circumstances under which they were made when either the Pricing Disclosure Package or the Final Memorandum is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Initial Purchasers, it is necessary to amend or supplement the Pricing Disclosure Package or the Final Memorandum to comply with applicable law, forthwith to prepare and furnish, at its own expense, to the Initial Purchasers, either amendments or supplements to the Pricing Disclosure Package or the Final Memorandum so that the statements in the Pricing Disclosure Package and the Final Memorandum, as the case may be, as so amended or supplemented will not, in the light of the circumstances under which they were made when either the Pricing Disclosure Package or the Final Memorandum is delivered to a purchaser, be misleading or so that the Pricing Disclosure Package and the Final Memorandum, as amended or supplemented, will comply with applicable law.

(d)      The Company will not make any offer to sell or solicitation of an offer to buy the Securities that would constitute a Free Writing Offering Document without the prior consent of the Representatives, which consent shall not be unreasonably withheld or delayed; if at any time following issuance of a Free Writing Offering Document any event occurred or occurs as a result of which such Free Writing Offering Document conflicts with the information in the Preliminary Memorandum, the Pricing Disclosure Package or the Final Memorandum or, when taken together with the information in the Preliminary Memorandum, the Pricing Disclosure Package or the Final Memorandum, includes an untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, as promptly as practicable after becoming aware thereof, the Company will give notice thereof to the Initial Purchasers through the Representatives and, if requested by the Representatives, will prepare and furnish without charge to each Initial Purchaser a Free Writing Offering Document or other document which will correct such conflict, statement or omission.

(e)   To endeavor to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request.

(f)    Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including:  (i) the fees, disbursements and expenses of the Company’s counsel and the Company’s accountants in connection with the issuance and sale of the Securities and all other fees or expenses in connection with the preparation of each of the Preliminary Memorandum, the Pricing Disclosure Package and the Final Memorandum and all amendments and supplements thereto, including all printing costs associated therewith, and the delivering of copies thereof to the Initial Purchasers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the Securities to the Initial Purchasers, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any Blue Sky or Legal Investment memorandum in connection with the offer and sale of the Securities under state securities laws and all expenses in connection with the qualification of the Securities for offer and sale under state securities laws as provided in Section 6(e) hereof, including filing fees and the reasonable fees and disbursements of counsel to the Initial Purchasers incurred in connection with such qualification and in connection with the Blue Sky or Legal Investment memorandum, (iv) any fees charged by the rating agencies of the rating of the Securities, if any, (v) the fees and expenses, if any, incurred in connection with the admission of the Securities for trading in PORTAL or any appropriate market system, (vi) the costs and charges of the Trustee and any transfer agent, registrar or depositary, (vii) the cost of the preparation, issuance and delivery of the Securities, (viii) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Securities, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, (ix) the costs and expenses of the Initial Purchasers in connection with the transactions contemplated hereby, and (x) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section.

(g)   Not to sell or permit any Affiliate to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) which could be integrated with the sale of the Securities in a manner which would require the registration under the Securities Act of the Securities.

(h)   Not to solicit any offer to buy or offer or sell the Securities or the Underlying Securities by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

(i)    While any of the Securities or the Underlying Securities remain “restricted securities” within the meaning of the Securities Act, to make available, upon request, to any seller of such Securities the information specified in Rule 144A(d)(4) under the Securities Act, unless the Company is then subject to Section 13 or 15(d) of the Exchange Act.

(j)    If requested by you, to use its best efforts to permit the Securities to be designated PORTAL securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. relating to trading in the PORTAL Market.

(k)   During the period of two years after the Closing Date or any Option Closing Date, if later, the Company will not, and will not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to resell any of the Securities or the Underlying Securities which constitute “restricted securities” under Rule 144 that have been reacquired by any of them; provided, however, that this covenant shall not apply to any of the Securities or the Underlying Securities that are sold by the Company, or have previously been sold, pursuant to an effective registration statement or under Rule 144.

(l)    Not to take any action prohibited by Regulation M under the Exchange Act in connection with the distribution of the Securities contemplated hereby.

(m)  To use its best efforts to cause the directors and executive officers of the Company (whose names are set forth in Schedule V hereto) to execute on or prior to the Closing Date Lock-up Agreements substantially in the form of Exhibit E hereto.

7.     Offering of Securities; Restrictions on Transfer.

(a)   Each Initial Purchaser, severally and not jointly, represents and warrants that such Initial Purchaser is a qualified institutional buyer as defined in Rule 144A under the Securities Act (a “QIB”).  Each Initial Purchaser, severally and not jointly, agrees with the Company that (i) it will not sell, offer for sale, solicit offers to buy or otherwise negotiate in respect of, any security (as defined in the Securities Act) which is or will be integrated with the sale of the Securities in a manner that would require the registration under the Securities Act of the Securities, (ii) offer, solicit offers to buy or sell the Securities by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act, (iii) it will solicit offers for such Securities only from, and will offer such Securities only to, persons that it reasonably believes to be QIBs that in purchasing such Securities are deemed to have represented and agreed as provided in the Final Memorandum under the caption “Notice to Investors”.

(b)   Each Initial Purchaser has not, nor, prior to the later to occur of (A) the Closing Date and (B) completion of the distribution of the Securities, will not, use, authorize use of, refer to or distribute any material in connection with the offering and sale of the Securities other than (i) the Preliminary Memorandum, the Pricing Disclosure Package, the Final Memorandum, (ii) any written communication that contains no “issuer information” (as defined in Rule 433(h)(2) under the Act) that was not included (including through incorporation by reference) in the Preliminary Memorandum or any Free Writing Offering Document listed on Schedule III hereto, (iii) the Free Writing Offering Documents listed on Schedule III hereto, (iv) any written communication prepared by such Initial Purchaser and approved by the Company in writing, or (v) any written communication relating to or that contains the terms of the Securities and/or other information that was included (including through incorporation by reference) in the Preliminary Memorandum, the Pricing Disclosure Package or the Final Memorandum.

8.     Indemnity and Contribution

(a)   The Company agrees to indemnify and hold harmless each Initial Purchaser, each person, if any, who controls any Initial Purchaser within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in any Free Writing Offering Document, the Preliminary Memorandum, the Pricing Disclosure Package and the Final Memorandum (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser through you expressly for use therein (which information is set forth in Schedule IV hereto).

(b)   Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Initial Purchaser, but only with reference to information relating to such Initial Purchaser furnished to the Company in writing by such Initial Purchaser through you expressly for use in either the Preliminary Memorandum, the Pricing Disclosure Package or the Final Memorandum or any amendments or supplements thereto (which information is set forth in Schedule IV hereto).

(c)   In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(d), such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing.

The indemnifying party will be entitled to participate in such proceeding, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party.  Whether or not the indemnifying party elects to participate in such proceeding, it shall, upon request of the indemnified party, retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by Lehman Brothers Inc., in the case of parties indemnified pursuant to Section 8(a), and by the Company, in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

(d)   To the extent the indemnification provided for in Section 8(a) or 8(b) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Initial Purchasers on the other hand from the offering of the Securities or (ii) if the allocation provided by clause 8(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(d)(i) above but also the relative fault of the Company on the one hand and of the Initial Purchasers on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Initial Purchasers on the other hand in connection with the offering of the Securities shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Securities (before deducting expenses) received by the Company and the total discounts and commissions received by the Initial Purchasers bear to the aggregate offering price of the Securities.  The relative fault of the Company on the one hand and of the Initial Purchasers on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Initial Purchasers and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The Initial Purchasers’ respective obligations to contribute pursuant to this Section 8 are several in proportion to the respective principal amount of Securities they have purchased hereunder, and not joint.

(e)   The Company and the Initial Purchasers agree that it would not be just or equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 8(d).  The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 8(d) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, no Initial

Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities resold by it in the initial placement of such Securities were offered to investors exceeds the amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

(f)    The indemnity and contribution provisions contained in this Section 8 and the representations, warranties and other statements of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Initial Purchaser, any person controlling any Initial Purchaser or by or on behalf of the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Securities.

9.     Termination.  This Agreement shall be subject to termination by notice given by you to the Company, if (a) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange or the Nasdaq Global Market, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a material disruption in securities settlement, payment or clearance services in the United States shall have occurred, (iv) a general moratorium on commercial banking activities in New York or Iceland shall have been declared by governmental authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and (b) in the case of any of the events specified in clauses 9(a)(i) through 9(a)(v), such event, singly or together with any other such event, makes it, in your judgment, impracticable or inadvisable to proceed with the offer, sale or delivery of the Securities on the terms and in the manner contemplated in the Pricing Disclosure Package and the Final Memorandum.

10.   Research Analyst Independence.  The Company acknowledges that the Initial Purchasers’ research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that such Initial Purchasers’ research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Company and/or the offering that differ from the views of their respective investment banking divisions.  The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Initial Purchasers with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Company by such Initial Purchasers’ investment banking divisions.  The Company acknowledges that each of the Initial Purchasers is a full service securities firm and as such from time to time, subject to applicable securities laws, rules and regulations, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the Company; provided, however, that nothing in this Section 9 shall relieve the Initial Purchasers of any responsibility or liability they may otherwise bear in connection with activities in violation of applicable securities laws, rules and regulations.

11.   No Fiduciary Duty.  The Company acknowledges and agrees that in connection with this offering, sale of the Securities or any other services the Initial Purchasers may be deemed to be providing hereunder, notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Initial Purchasers: (i) no fiduciary or agency relationship between the Company and any other person, on the one hand, and the Initial Purchasers, on the other, exists; (ii) the Initial Purchasers are not acting as advisors, expert or otherwise, to the Company, including, without limitation, with respect to the determination of the public offering price of the Securities, and such relationship between the Company, on the one hand, and the Initial Purchasers, on the other, is entirely and solely commercial, based on arms-length negotiations; (iii) any duties and obligations that the Initial Purchasers may have to the Company shall be limited to those duties and obligations specifically stated herein; and (iv) the Initial Purchasers and their respective affiliates may have interests that differ from those of the Company. The Company hereby waives any claims that the Company may have against the Initial Purchasers with respect to any breach of fiduciary duty in connection with the sale of the Securities.

12.   Effectiveness; Defaulting Initial Purchasers.  This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

If, on the Closing Date or an Option Closing Date, as the case may be, any one or more of the Initial Purchasers shall fail or refuse to purchase Securities that it has or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Securities which such defaulting Initial Purchaser agreed but failed or refused to purchase is not more than one-tenth of the principal amount of Securities to be purchased on such date, the other Initial Purchasers shall be obligated severally in the proportions that the principal amount of Securities set forth opposite their respective names in Schedule I bears to the aggregate principal amount of Securities set forth opposite the names of all such non-defaulting Initial Purchasers, or in such other proportions as you may specify, to purchase the Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase on such date; provided that in no event shall the principal amount of Securities that any Initial Purchaser has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 12 by an amount in excess of one-ninth of such principal amount of Securities without the written consent of such Initial Purchaser.  If, on the Closing Date, any Initial Purchaser or Initial Purchasers shall fail or refuse to purchase Firm Securities and the aggregate principal amount of Firm Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Firm Securities to be purchased on such date, and arrangements satisfactory to you and the Company for the purchase of such Firm Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Initial Purchaser or the Company. In any such case either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Pricing Disclosure Package or the Final Memorandum or in any other documents or arrangements may be effected. If, on an Option Closing Date, any Initial Purchaser or Initial Purchasers shall fail or refuse to purchase Additional Securities and the aggregate principal amount of Additional Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Additional Securities to be purchased on such Option Closing Date, the non-defaulting Initial Purchasers shall have the option to (i) terminate their obligation hereunder to purchase the Additional Securities or (ii) purchase not less than the principal amount of Additional Securities that such non-defaulting Initial Purchasers would have been obligated to purchase in the absence of such default. Any action taken under this paragraph shall not relieve any defaulting Initial Purchaser from liability in respect of any default of such Initial Purchaser under this Agreement.

If this Agreement shall be terminated by the Initial Purchasers, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company will reimburse the Initial Purchasers or such Initial Purchasers as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Initial Purchasers in connection with this Agreement or the offering contemplated hereunder.

13.   Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

14.   Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

15.   Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

Very truly yours,

deCODE genetics, Inc.

By:	/s/ Kari Stefansson
	Name:	Chief Executive Officer
	Title:	Kari Stefansson

Purchase Agreement Execution Page

Accepted as of the date hereof

Lehman Brothers Inc.

Acting severally on behalf of themselves and the
several Initial Purchasers named in Schedule I hereto.

By:	Lehman Brothers Inc.

By:	/s/ Mark Schwartz
	Name:	Mark Schwartz
	Title:	VP-GCM

Purchase Agreement Execution Page

SCHEDULE I

Initial Purchaser	Principal Amount of Firm Securities To Be Purchased
Lehman Brothers Inc.	$48,750,000
Piper Jaffray & Co.	$16,250,000
Total:	$65,000,000

SCHEDULE II

deCODE genetics, Inc.

PRICING TERM SHEET

SCHEDULE III

1.                                       Insert list of any “electronic road show” and each document provided as an amendment or supplement to the Preliminary Memorandum: None.

2.                                       Pricing term sheet containing the terms of the securities, substantially in the form of Schedule II.

SCHEDULE IV

(a)                                  The names of the Initial Purchasers as they appear on the cover page of each of the Preliminary Memorandum and the Final Memorandum.

(b)                                 The information set forth in the list of names and principal amount of Firm Securities purchased as they appear under the caption “Plan of Distribution” following the first paragraph on page 50 of each of the Preliminary Memorandum and the Final Memorandum.

(c)                                  The information under the heading “Plan of Distribution” in the fourth paragraph on page 50 of each of the Preliminary Memorandum and the Final Memorandum.

(d)                                 The sixth and seventh paragraphs on page 51 of each of the Preliminary Memorandum and the Final Memorandum concerning stabilization and short sales by the Initial Purchasers.

SCHEDULE V

Directors

Terrance G. McGuire
Kari Stefansson (also is an executive officer)
J. Neal Armstrong
Birgit Stattin Norinder
Linda Buck
James R. Beery
Earl M. Collier, Jr.
Peter Goodfellow

Officers

Mark Gurney
Lance Thibault
Tomas Sigurdsson
Daniel Hartman
Jakob Sigurdsson

EXHIBIT A-1

OPINION OF STEVENS & LEE, P.C.
U.S. COUNSEL FOR THE COMPANY

(i)            The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of Delaware, has the corporate power and authority to own its property and to conduct its business as described in the Pricing Disclosure Package and the Final Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

(ii)           The authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Pricing Disclosure Package and the Final Memorandum.

(iii)          The Securities have been duly authorized by the Company and, upon execution and authentication thereof in accordance with the Indenture and delivery and payment therefor pursuant to the Purchase Agreement, will constitute the valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms and will be entitled to the benefits of the Indenture and the Registration Rights Agreement; the shares of Common Stock initially issuable upon conversion of the Securities have been duly authorized and reserved for issuance upon such conversion and, if issued on the date hereof in accordance with the terms of the Securities upon such conversion, would be validly issued, fully paid and non-assessable, and such issuance would not be subject to any preemptive or similar rights of any securityholder of the Company under the Delaware Law or the Certificate of Incorporation of the Company; and the shares of Common Stock issued and outstanding on the date hereof have been duly authorized and validly issued and are fully paid and non-assessable.

(iv)          Each of the Purchase Agreement, Registration Rights Agreement and the Indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms.

(v)           The execution and delivery by the Company of, and the performance by the Company of its obligations under, the Purchase Agreement, the Registration Rights Agreement, the Indenture and the Securities by the Company (including the obligation of the Company to issue shares of Common Stock upon the conversion of the Securities) will not contravene any provision of applicable U.S. law or the certificate of incorporation or by-laws of the Company or, to the best of such counsel’s knowledge, any agreement or other instrument

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governed by U.S. law or the laws of any State binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or, to the best of such counsel’s knowledge, any judgment, order or decree of any U.S. governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of, or qualification with, any U.S. governmental body or agency is required for the performance by the Company of its obligations under this Agreement, except such as may be required by the securities or Blue Sky laws of the various states of the United States in connection with the offer and sale of the Securities.

(vi)          The statements in the Pricing Disclosure Package and the Final Memorandum under the captions “The Offering” and “Description of Notes” in each case insofar as such statements constitute summaries of legal matters, fairly present the information called for with respect to such legal matters and fairly summarize the matters referred to therein.

(vii)         The statements in the Pricing Disclosure Package and the Final Memorandum under the caption “United States Federal Income Tax Consequences,” to the extent that such statements purport to constitute a summary of the United States Federal tax laws referred to therein, are accurate in all material respects.

(viii)        After due inquiry of the officers of the Company, such counsel does not know of any legal or governmental proceedings pending or threatened in the United States to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that would be required to be described in the Pricing Disclosure Package and the Final Memorandum pursuant to the applicable provisions of Regulation S-K if such Regulation were applicable to the Pricing Disclosure Package and the Final Memorandum and are not so described or of any statutes, regulations, contracts or other documents that would be required to be described in the Pricing Disclosure Package and the Final Memorandum or filed as exhibits to the Pricing Disclosure Package and the Final Memorandum pursuant to the applicable provisions of Regulation S-K if such Regulation were applicable to the Pricing Disclosure Package and the Final Memorandum that are not so described or filed.

(ix)           The Company is not, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Pricing Disclosure Package and the Final Memorandum will not be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

(x)            The Company has not made any offer to sell or solicitation of an offer to buy the Securities that would constitute a “free writing prospectus” (if the offering of the Securities was made pursuant to a registered offering under the Securities Act), as defined in Rule 405 under the Securities Act (a “Free Writing Offering Document”) without the prior consent of the Representatives; any such

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Free Writing Offering Document the use of which has been previously consented to by the Initial Purchasers is set forth substantially in form and substance as attached to Schedule III of the Purchase Agreement.

(xi)           Based upon the representations, warranties and agreements of the Company in Sections 1(n), 1(o), 6(f) and 6(g) of the Purchase Agreement and of the Initial Purchasers in Section 7 of the Purchase Agreement, it is not necessary in connection with the offer, sale and delivery of the  Securities to the Initial Purchasers under the Purchase Agreement or in connection with the initial resale of such Securities by the Initial Purchasers in accordance with Section 7 of the Purchase Agreement to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act, it being understood that no opinion is expressed as to any subsequent resale of any Security or Underlying Security.

(xii)          Such counsel is of the opinion that each document filed pursuant to the Exchange Act and incorporated by reference in the Pricing Disclosure Package and the Final Memorandum (except for the financial statements and financial schedules and other financial and statistical data included therein, as to which such counsel need not express any belief) complied as to form when filed in all material respects with the requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder.

In rendering such opinion, such counsel may rely as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and certificates or other written statements of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company and its subsidiaries.

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EXHIBIT A-2

OPINION OF STEVENS & LEE, P.C.,
U.S. COUNSEL FOR THE COMPANY

Such counsel has participated in conferences with certain officers and representatives of the Company, the independent public accountants for the Company, the Initial Purchasers and the Initial Purchaser’s counsel at which the contents of the Pricing Disclosure Package and the Final Memorandum and related matters were discussed and, based solely on such participation and without independent review or verification, except as stated in paragraph (viii) of Exhibit A-1 no facts have come to the attention of such counsel which would lead such counsel to believe that either the Pricing Disclosure Package or the Final Memorandum contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (it being understood that such counsel need express no belief or opinion with respect to the financial statements, including the notes and schedules thereto and other financial and statistical data).

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EXHIBIT B

OPINION OF LÖGMENN SKOLAVORDUSTIG 12,
ICELANDIC COUNSEL FOR THE COMPANY

(i)            No consent, approval, authorization or order of, or qualification with, any governmental body or agency in Iceland is required for the performance by the Company of its obligations under this Agreement.

(ii)           The statements in the Pricing Disclosure Package and the Final Memorandum under the captions “Risk Factors” and “Business—Government Regulation”, in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein.

(iii)          After due inquiry with officers of Íslensk erfóagreining ehf (“IE”) and the Company, the Company, IE and other Icelandic subsidiaries of the Company (A) are in compliance with any and all applicable Icelandic Environmental Laws, (B) have received all permits, licenses or other approvals required of them under applicable Icelandic Environmental Laws to conduct their respective businesses and (C) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Icelandic Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company and other Icelandic subsidiaries of the Company, taken as a whole.

(iv)          IE has been duly incorporated, is validly existing as a corporation in good standing under the laws of Iceland, has the corporate power and authority to own its property and to conduct its business as described in the Pricing Disclosure Package and the Final Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on IE and the Company, taken as a whole.

(v)           After due inquiry with the Officers of IE ad the Company, all of the issued shares of capital stock of IE have been duly and validly authorized and issued, are fully paid and non-assessable. The shares of IE are owned directly by the Company, free and clear of all liens, encumbrances, equities or claims.

(vi)          After due inquiry with officers of the Company and of IE, such counsel does not know of any legal or governmental proceedings pending or threatened in Iceland to which the Company, IE or other Icelandic subsidiaries of the Company is a party or to which any of the properties of the Company, IE or

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other Icelandic subsidiaries of the Company is subject, except as described in the Pricing Disclosure Package and the Final Memorandum.

(vii)         The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement will not contravene any provision of applicable Icelandic law or, to the best of such counsel’s knowledge, any agreement or other instrument binding upon IE that is material to the Company, IE or other Icelandic subsidiaries of the Company, taken as a whole, or, to the best of such counsel’s knowledge, any judgment, order or decree of any Icelandic governmental body, agency or court having jurisdiction over the Company, IE or other Icelandic subsidiaries of the Company, and no consent, approval, authorization or order of, or qualification with, any Icelandic governmental body or agency is required for the performance by the Company of its obligations under this Agreement.  The phrase “to the best of our knowledge” where used hereinabove refers to the knowledge of the attorneys in this firm who are actively involved in the representation of the Company and IE in Iceland and does not include or imply any independent investigation or inquiry as to the matter to which such phrase refers other than an inquiry of responsible officers of the Company and IE.

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EXHIBIT C

OPINION OF HAMILTON
BROOK SMITH & REYNOLDS, P.C.,
INTELLECTUAL PROPERTY COUNSEL FOR THE COMPANY

deCODE genetics, Inc. and deCODE genetics ehf. own or possess, or can acquire on reasonable terms, all material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names currently employed by them in connection with the business now operated by them, and neither of them has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in any material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of deCODE genetics, Inc. and deCODE genetics ehf., taken as a whole.

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EXHIBIT D

OPINION OF DAVIS POLK & WARDWELL,
U.S. COUNSEL FOR THE INITIAL PURCHASERS

The opinion of Davis Polk & Wardwell to be delivered pursuant to Section 5(h) of the Purchase Agreement shall be to the effect that:

A.    The Purchase Agreement has been duly authorized, executed and delivered by the Company.

B.    The Securities have been duly authorized by the Company and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of the Purchase Agreement, will be valid and binding obligations of the Company, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and equitable principles of general applicability, and will be entitled to the benefits of the Indenture and the Registration Rights Agreement pursuant to which such Securities are to be issued.

C.    The Underlying Securities reserved for issuance upon conversion of the Securities have been duly authorized and reserved and, when issued upon conversion of the Securities in accordance with the terms of the Securities, will be validly issued, fully paid and non-assessable, and the issuance of the Underlying Securities will not be subject to any preemptive or similar rights imposed by law, the Company’s Certificate of Incorporation or bylaws.

D.    Each of the Indenture and the Registration Rights Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and equitable principles of general applicability, and except as rights to indemnification and contribution under the Registration Rights Agreement may be limited under applicable law.

E.     The statements relating to legal matters, documents or proceedings included in the Pricing Disclosure Package and the Final Memorandum under the captions “Description of Notes”, “Plan of Distribution” and “Transfer Restrictions” fairly summarize in all material respects such matters, documents or proceedings.

F.     Based upon the representations, warranties and agreements of the Company in Sections 1(n), 1(o), 6(f) and 6(g) of the Purchase Agreement and of the Initial Purchasers in Section 7 of the Purchase Agreement, it is not necessary in connection with the offer, sale and delivery of the  Securities to the Initial Purchasers under the Purchase Agreement or in connection with the initial resale of such Securities by the Initial Purchasers in accordance with Section 7 of the

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Purchase Agreement to register the Securities under the Securities Act of 1933 or to qualify the Indenture under the Trust Indenture Act of 1939, it being understood that no opinion is expressed as to any subsequent resale of any Security or Underlying Security.

G.    Nothing has come to the attention of such counsel to cause such counsel to believe that (except for the financial statements and financial schedules and other financial and statistical data, as to which such counsel need not express any belief) the Pricing Disclosure Package or the Final Memorandum when issued contained, or as of the date such opinion is delivered contains, any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

With respect to the matters referred to in the paragraph above, Davis Polk & Wardwell may state that their beliefs are based upon their participation in the preparation of the Pricing Disclosure Package and the Final Memorandum (and any amendments or supplements thereto) and review and discussion of the contents thereof (including the review of, but not participation in the preparation of, the incorporated documents), but are without independent check or verification except as specified.

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EXHIBIT E

FORM OF DIRECTOR/OFFICER LOCK-UP LETTER

November [  ], 2006

Lehman Brothers Inc.
Piper Jaffray & Co.

c/o Lehman Brothers Inc.
745 Seventh Avenue
New York, New York 10019

Dear Sirs and Mesdames:

The undersigned understands that Lehman Brothers Inc., as Representative of the several Initial Purchasers, proposes to enter into a Purchase Agreement (the “Purchase Agreement”) with deCODE genetics, Inc., a Delaware corporation (the “Company”), providing for the offering (the “Offering”) by the several Initial Purchasers of $65,000,000 principal amount of the 3.50% Senior Convertible Notes due 2011 (the “Securities”).  The Securities will be convertible into shares of the Common Stock, $0.001 per share par value of the Company (the “Common Stock”).

To induce the Initial Purchasers that may participate in the Offering to continue their efforts in connection with the Offering, the undersigned hereby agrees that, without the prior written consent of  Lehman Brothers Inc. on behalf of the Initial Purchasers, [he] [she] will not, during the period commencing on the date hereof and ending 90 days after the date of the final offering memorandum relating to the Offering (the “Final Memorandum”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise.  The foregoing sentence shall not apply to transactions relating to shares of Common Stock or other securities acquired in open market transactions after the completion of the Offering.  In addition, the undersigned agrees that, without the prior written consent of  Lehman Brothers Inc. on behalf of the Initial Purchasers, [he] [she] will not, during the period commencing on the date hereof and ending 90 days after the date of the Final Memorandum, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

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The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s shares of Common Stock except in compliance with the foregoing restrictions.

The undersigned understands that the Company and the Initial Purchasers are relying upon this Lock-Up Agreement in proceeding toward consummation of the Offering.  The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned and the undersigned’s heirs, legal representatives, successors and assigns.

Whether or not the Offering actually occurs depends on a number of factors, including market conditions.  Any Offering will only be made pursuant to the Purchase Agreement, the terms of which are subject to negotiation between the Company and the Initial Purchasers.

Very truly yours,

By:
Name:
Title:

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EXHIBIT F

OPINION OF
MARSHALL, GERSTEIN & BORUM LLP
INTELLECTUAL PROPERTY COUNSEL FOR THE COMPANY

Other than as described in the Pricing Disclosure Package and the Final Offering Memorandum, such Counsel are unaware of any facts indicating that the Company does not own or possess rights to use, or may be able to acquire on reasonable terms, all material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names currently employed by the Company in connection with the business now operated by it as described in the Pricing Disclosure Package and the Final Offering Memorandum; and such Counsel are unaware of any facts indicating that the Company has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in any material adverse change in condition, financial or otherwise, in the earnings, business or operations of the Company, taken as a whole.

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EXHIBIT G

OPINION OF
HESLIN ROTHENBERG FARLEY & MESITI, P.C.
INTELLECTUAL PROPERTY COUNSEL FOR THE COMPANY

Such Counsel is unaware of any facts indicating that the Company does not own or possess rights to use, or that it may not be able to acquire on reasonable terms, all material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names currently employed by the Company in connection with the business now operated by it as described in the Pricing Disclosure Package and the Final Offering Memorandum; and we are unaware of any facts indicating that the Company has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in any material adverse change in condition, financial or otherwise, in the earnings, business or operations of the Company, taken as a whole.

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